Performance Commentary | 3rd Quarter 2024

Chang Suh, CFA, CEO and CIO

William Pierce, CFA, Senior Portfolio Manager

October 21, 2024

Highlights

●	The AFL-CIO Housing Investment Trust (HIT) returned 4.96% gross of fees in the third quarter, compared to 5.20% for the Bloomberg US Aggregate Bond Index* (Bloomberg Aggregate or Benchmark). Lower interest rates in the third quarter drove positive total returns for investment grade fixed income strategies.
●	Year-to-date through September, the HIT returned 5.45% gross of fees, 100 basis points (bps) higher than the Bloomberg Aggregate’s 4.45% return.[1]
●	As of September 30, 2024, the HIT had a yield to worst of 4.85%, a 62 bps yield advantage over the Bloomberg Aggregate while also offering superior credit quality; 88% of the HIT’s portfolio was government/agency credit compared to only 71% for the Bloomberg Aggregate at quarter end.
●	The HIT’s duration position was close to neutral relative the Benchmark to end the third quarter. For the remainder of 2024, the HIT interest rate risk strategy is to remain close to duration neutral relative to the Bloomberg Aggregate.
●	The Federal Reserve cut interest rates by 50 bps during the quarter, as both inflation and the labor market continued to exhibit signs of cooling . The market anticipates roughly 50 bps more in cuts by the end of the year, followed by another 100 bps of cuts in 2025.
●	During the third quarter, the HIT committed to five impact investment projects with a total development cost of $293 million, committing to finance $133 million, creating 915 union construction jobs and generating $395 million in economic impacts[2]. Additionally, the HIT committed $20 million to one affordability preservation deal. Year-to-date, the HIT has committed $327 million in financing to 14 impact investment projects.
●	Investments in high credit quality funds should remain attractive given elevated risk for asset valuations in the current high-interest rate environment, as the path of long-term interest rates is uncertain, and expectations are for the economy to slowdown in the fourth quarter of 2024 into 2025.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2 Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

2024 Q3 Portfolio Commentary

3rd Quarter Performance

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investment grade fixed income strategies produced a positive total return for the third quarter, driven by lower interest rates. Cooling inflation and a softening labor market caused the Federal Reserve to commence their interest rate cutting cycle, lowering the Federal Funds rate range by 50 bps at their September meeting. Investment grade fixed income spreads tightened versus Treasuries due to easing Federal Reserve policy. Ultimately, the HIT returned 4.96% gross of fees, and 4.88% net of fees, in the third quarter, compared to 5.20% for the Benchmark.

The HIT’s relative performance for the quarter benefitted from its overweight to spread products, and corresponding underweight to Treasuries, as most investment grade fixed income spreads tightened relative to Treasuries. The HIT’s relative performance was hindered due to its underweight to agency-insured, fixed-rate single family MBS, which was the best performing sector in investment grade fixed income for the quarter. Additionally, the HIT lagged the Benchmark from being underweight to corporate bonds, which was the second best performing asset class in the index.

2024 Q3 Portfolio Commentary

Positive contributions to HIT’s 3rd Quarter relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s ongoing yield advantage over the Bloomberg Aggregate. During the third quarter, the HIT generated 1.01% in income compared to the benchmark’s 0.89%.

●	The portfolio’s underweight to Treasuries, the worst performing asset class in the Benchmark on an excess return basis during the quarter. The HIT portfolio had a 4.4% average allocation to the sector versus 43.5% in the Bloomberg Aggregate during the quarter.

●	Performance by some agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries tightened. FHA/Ginnie Mae permanent loan certificates (PLCs) and FHA/Ginnie Mae construction loan certificates (CLCs) tightened by approximately 6 and 2 bps respectively. The HIT portfolio had an average allocation of 12.7% to PLCs and 5.0% to CLCs during the quarter while the Benchmark had none.

●	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries tightened by approximately 29 bps during the quarter. During the quarter, the portfolio had a 11.3% average allocation to REMICS while the Benchmark had none.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the best performing asset class in the Benchmark on an excess return basis with an excess return of 78 bps. The HIT had a 14.5% allocation compared to 25.5% in the Bloomberg Aggregate on average for the quarter.

●	The portfolio’s underweight to corporate bonds, the second-best performing sector for the quarter on an excess return basis with an excess return of 77 bps. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 24.5% during the quarter.

●	The portfolio’s overweight to the second highest credit quality sector (i.e. AA-rated) of the investment grade universe, whose excess returns of 29 bps were the second lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. During the quarter, approximately 92.0% of the HIT portfolio carried a government or GSE guarantee or was rated AA, compared to 72.7% for the Bloomberg Aggregate.

●	The HIT’s short relative duration versus the Benchmark as rates rallied during the quarter. See “The Yield Curve – Treasuries” below.

●	Performance by some agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries widened. Spreads on longer-maturity Fannie Mae DUS security structures (benchmark 10/9.5s) widened by approximately 7 bps. The HIT had an average allocation of 25.8% to fixed-rate single-asset Fannie Mae DUS securities during the quarter while the Benchmark had none.

Fundamentals September 30, 2024	HIT	Bloomberg Aggregate*		HIT	Bloomberg Aggregate*
CREDIT PROFILE			YIELD
U.S. Government/Agency/ AAA/AA/Cash	95.3%	71.2%	Current Yield	3.99%	3.59%
			Yield to Worst	4.85%	4.23%
INTEREST RATE RISK			CALL RISK
Effective Duration	5.98	6.05	Call Protected	75%	75%

2024 Q3 Portfolio Commentary

Market Overview

The US economy has continued to grow in 2024, as second quarter real GDP increased at an annualized rate of 3.0%. Although the labor market has cooled this year, employment growth remained solid in the third quarter as the US economy added over 500,000 jobs. Unemployment ended the quarter at 4.1%, flat compared to second quarter figures. Core inflation was measured at 3.3% annualized to end the third quarter; this marks the first quarter-end without progress towards the Fed’s stated two percent inflation target after seven consecutive quarter-end reports of falling inflation.

The Federal Reserve took policy action on rates for the first time since July 2023, electing to cut the target range for the Federal Funds Rate by 50 bps to 4.75% - 5.00%. Given signs of a slowing labor market, and inflation gradually approaching the Fed’s 2% target, the market expects the Fed will gradually reduce rates over the next three quarters towards 3%.

Despite a growing economy, the US housing crisis continues. Single family home prices hit a record high in the third quarter and single-family mortgage rates are still hovering above 6%, leading home purchase affordability to remain near multi-decade lows. The rental market has provided little relief – while apartment rents have slowed their pace of increase, they remain near the high levels that followed the COVID-19 outbreak of 2020.

The Yield Curve – Treasuries

Interest rates fell substantially throughout the third quarter, as the 10-year US Treasury yield ended the quarter more than a full percentage point below its most recent peak in October 2023. The yield curve also steepened drastically during the quarter as the market fully priced in the upcoming rate cut cycle.

●	10- and 30-year US Treasury bonds closed the third quarter at 3.78% and 4.12%, respectively. During the quarter, the 2-, 5-, 10-, and 30-year rates rallied by 111, 82, 62, and 44 bps, respectively.
●	Equity markets continued this year’s rally with the S&P 500 closing the third quarter at all-time highs.

Yield Curve (%)
5.0
4.0
3.0
5.044
4.609
4.614
4.571
4.699
4.620
4.212
4.208
4.200
4.343
3.641
3.558
3.648
3.781
4.119
2
5
7
10
30
9/30/2023
3/31/2024
9/30/2024

Source: Bloomberg*

S&P 500 vs 10yr UST
GT10 Govt (Left axis)
S&P 500 (Right axis)
5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
6,000
5,500
5,000
4,500
4,000
3,500
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24

Source: Bloomberg*

2024 Q3 Portfolio Commentary

Investment Grade Spreads: Multifamily

Agency multifamily securities experienced mixed performance in the third quarter. Third quarter issuance was down 17% compared to the third quarter of 2023, however issuance increased 21% quarter-over-quarter. An influx of rate-lock activity occured in September as the 10-year Treasury hit a year-to-date low of 3.62% mid-month. Ultimately, demand for the sector did not meet the uptick in supply and led to underperformance for the quarter.

●	Spreads on conventional GSE multifamily securities widened relative to Treasuries throughout the quarter; demand was unable to keep up with increased supply for Agency CMBS securities.

●	Ginnie Mae permanent MBS experienced a tightening in nominal spreads during the quarter, driven by an expected pickup in bank portfolio activity following the Fed’s 50 bp cut at their September meeting; banks receive higher liquidity credit for Ginnie Mae securities. Ginnie Mae construction MBS spreads, on the other hand, did not follow suit and slightly widened throughout the quarter due to weaker demand. These securities remain attractive and continue to offer the widest yield spread of any agency MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

●	Total agency multifamily issuance for the third quarter was lower given the high-interest rate environment and increased market volatility, coming in at $27 billion versus $33 billion a year prior. Total agency multifamily issuance for 2023 was $115 billion versus $160 billion for all of 2022.

●	The 2023 multifamily loan purchase caps for Fannie Mae and Freddie Mac were $75 billion for each enterprise, which decreased from $78 billion in 2022 and reflected an anticipated contraction of the multifamily originations market in 2023. The GSE’s finished 2023 well under the $75 billion purchase cap with Fannie Mae and Freddie Mac purchasing $53 and $52 billion respectively. For 2024, FHFA has further reduced purchase caps to $70 billion for each enterprise. To ensure a strong focus on affordable housing and traditionally underserved markets, FHFA will continue to require that at least 50% of their multifamily business be affordable housing.

2024 Q3 Portfolio Commentary

Market Outlook

Economic data from the third quarter pushed the Federal Reserve to move interest rates for the first time since July 2023. The FOMC initiated its rate-cutting cycle with a 50 bps cut in an effort to re-calibrate their policy stance and maintain the labor market at full employment. They suggested future rate cuts are likely to be in increments of 25 bps, citing those risks to achieving “employment and inflation goals are roughly in balance.” The market expects two additional 25 bps cuts by year-end, and another four 25 bps cuts by mid-year 2025, signaling a belief that monetary policy will be back near neutral within one year.

Single family home prices set another record in the third quarter and unless mortgage rates fall from their current elevated levels, demand for rental housing in 2024—especially for affordable units—should continue. According to the National Low Income Housing Coalition, the typical worker earning the minimum wage, needs to work 113 hours per week to pay for an unsubsidized two-bedroom apartment and 95 hours for a one-bedroom apartment.

The affordable housing crisis falls hardest on Americans least able to bear it. The HIT’s mission of building affordable housing while generating competitive risk-adjusted returns for its investors remains as important as ever. The HIT has a proven track record of investing in both affordable and market rate housing, often using flexible financing tools that can create a competitive advantage. In addition, the HIT’s portfolio continues to offer an attractive yield advantage, liquidity, diversification from corporate credit, and defensive positioning relative to other core fixed income managers.

2024 Q3 Portfolio Commentary

Market Data

Third Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	4.74%	0	6.11
Agencies	3.63%	7	3.48
Single family Agency MBS (RMBS)	5.53%	78	5.71
Corporates	5.84%	77	7.17
Commercial MBS (CMBS)	4.65%	36	4.23
Asset-backed securities (ABS)	3.35%	15	2.77

Change in Treasury Yields*

Maturity	6/30/24	9/30/24	Change
3 Month	5.355%	4.617%	-0.738%
6 Month	5.322%	4.404%	-0.918%
1 Year	5.110%	4.002%	-1.108%
2 Year	4.753%	3.641%	-1.112%
3 Year	4.550%	3.549%	-1.001%
5 Year	4.377%	3.558%	-0.818%
7 Year	4.373%	3.648%	-0.725%
10 Year	4.396%	3.781%	-0.615%
20 Year	4.660%	4.175%	-0.485%
30 Year	4.558%	4.119%	-0.439%

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2024 Q3 Portfolio Commentary

Portfolio Data as of September 30, 2024

Net Assets	$6,936.29 million
Portfolio Effective Duration	5.98 years	Convexity	0.20
Portfolio Average Coupon	3.75%	Maturity	9.93 years
Portfolio Yield to Worst[1]	4.85%	Portfolio Current Yield[1]	3.99%
Number of Holdings	929	Average Price[2]	93.91

Sector Allocations:3

Multifamily MBS	73.44%	CMBS – Agency Multifamily^	67.55%
Agency Single-Family MBS	14.29%	Agency Single-Family MBS	14.29%
US Treasury	5.32%	US Treasury Notes/Bonds	5.32%
AAA Private-Label CMBS	0.00%	State Housing Permanent Bonds	3.06%
Multifamily Direct Const. Loans	4.74%	State Housing Construction Bonds	2.84%
Cash & Short-Term Securities	2.21%	Direct Construction Loans	4.74%
		Cash & Short-Term Securities	2.21%
		^ Includes multifamily MBS (60.42%) and MF Construction MBS (7.12%)

Quality Distribution:[3]		Geographical Distribution of Long-Term Portfolio:[4]
US Government or Agency	88.01%
AAA	0.82%	East	16.28%
AA	4.22%	Midwest	22.45%
A	0.00%	South	11.14%
Not Rated	4.74%	West	10.63%
Cash	2.21%	National Mortgage Pools	39.49%

Portfolio Duration Distribution, by Percentage in Each Category:[3]				Maturity Distribution based on average life:
Cash	2.21%	5-5.99 years	13.76%	0 – 1 year	5.98%
0-0.99 years	13.68%	6-6.99 years	16.49%	1 – 2.99 years	9.08%
1-1.99 years	4.87%	7-7.99 years	9.85%	3 – 4.99 years	17.65%
2-2.99 years	8.23%	8-8.99 years	4.17%	5 – 6.99 years	22.84%
3-3.99 years	7.21%	9-9.99 years	1.01%	7 – 9.99 years	32.96%
4-4.99 years	9.44%	Over 10 years	9.09%	10 – 19.99 years	8.74%
				Greater than 20 years	2.75%

[1] The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.
[2] Portfolio market value weighted by current face.
[3] Based on total investments and including unfunded commitments.
[4] Excludes cash and short-term equivalents, US Treasury and Agency securities.